UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 25, 2024

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.
On November 25, 2024, after the completion of a competitive selection process, the Audit Committee (the “Committee”) of the Board of Directors of Maximus, Inc. (the “Company”) approved (i) the dismissal of Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, effective as of the date hereof, and (ii) the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, subject to the execution of an engagement letter and completion of KPMG’s standard client acceptance procedures.
The audit reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2024 and September 30, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended September 30, 2024 and September 30, 2023, and the subsequent period through November 26, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
During the fiscal years ended September 30, 2024 and September 30, 2023, as well as the subsequent period through November 26, 2024, neither the Company nor anyone on the Company’s behalf consulted KPMG regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.
The Company provided EY with a copy of the disclosure contained in this section of this Current Report on Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosure. A copy of EY’s letter dated December 2, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

16.1	Letter dated December 2, 2024 from Ernst & Young LLP to the U.S. Securities and Exchange Commission.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: December 2, 2024	/s/ John T. Martinez
John T. Martinez
Chief Legal Officer and Secretary

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